EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 28, 2003 relating to the financial statements, which appears in Ultralife Batteries, Inc.'s Annual Report on Form 10-K for the six months ended December 31, 2002. We also consent to the references to us under the heading "Experts" in such Registration Statement.

                                                  /s/ PRICEWATERHOUSECOOPERS LLP

Rochester, New York

November 7, 2003